SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2003

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1005 High House Road, Cary, North Carolina 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 16, 2003, Crescent Financial Corporation (the “Registrant”) announced financial results for the third quarter ended September 30, 2003, reporting net income of $422,000 and earnings per common share of $0.15 (diluted). A copy of the press release (the “Press Release”) announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 16, 2003 with respect to the Registrant’s financial results for the third quarter ended September 30, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 16, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003, reporting net income of $422,000 and earnings per common share of $0.15 (diluted). A copy of the Press Release announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton

Michael G. Carlton President and CEO

Dated: October 20, 2003

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release

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